Exhibit 10.1
FIRST AMENDMENT AGREEMENT
     This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 23rd day of April, 2010 among:
     (a) SYKES ENTERPRISES, INCORPORATED, a Florida corporation (“Borrower”);
     (b) the Lenders, as defined in the Credit Agreement, as hereinafter defined; and
     (c) KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”).
     WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit Agreement, dated as of February 2, 2010, that provides, among other things, for loans and letters of credit aggregating One Hundred Fifty Million Dollars ($150,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:
     1. Amendment to Investments, Loans and Guaranties Covenant Provisions. Section 5.11 of the Credit Agreement is hereby amended to add the following new subpart (ix) at the end thereof:
     (ix) performance guaranties issued by a Credit Party to customers of a Foreign Subsidiary in the ordinary course of business and upon terms typical to the industry; provided that this subpart (ix) shall not include guaranties of Indebtedness.
     2. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:
     (a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgement and Agreement; and

     (b) pay all legal fees and expenses of Agent in connection with this Amendment.
     3. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.
     4. Waiver and Release. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     5. References to Credit Agreement and Ratification. Each reference that is made in the Credit Agreement or any other Related Writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.
     6. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     7. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     8. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder

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of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     9. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.
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     JURY TRIAL WAIVER. BORROWER, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ W. Michael Kipphut
	Name:	W. Michael Kipphut
	Title:	SVP & CFO

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Jennifer O’Brien
Jennifer O’Brien
Senior Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender
By:	/s/ Cameron Cardozo
	Name:	Cameron Cardozo
	Title:	Senior Vice President

RBS CITIZENS, NATIONAL ASSOCIATION, as Documentation Agent and as a Lender
By:	/s/ Brian M. Ricker
	Name:	Brian M. Ricker
	Title:	Portfolio Manager

Signature Page 1 of 3 to
First Amendment Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Co-Managing Agent and as a Lender
By:	/s/ Shawn Alexander
	Name:	Shawn Alexander
	Title:	Vice President

TORONTO DOMINION (NEW YORK), LLC, as a Co-Managing Agent and as a Lender
By:	/s/ Debbi L Brito
	Name:	Debbi L Brito
	Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Antje B. Focke
	Name:	Antje B. Focke
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Patrick McGraw
	Name:	Patrick McGraw
	Title:	Vice President

BRANCH BANKING & TRUST COMPANY, as a Lender
By:	/s/ C. William Buchholz
	Name:	C. William Buchholz
	Title:	Senior Vice President

Signature Page 2 of 3 to
First Amendment Agreement

COMERICA BANK, as a Lender
By:	/s/ Gerald R. Finney Jr.
	Name:	Gerald R. Finney Jr.
	Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Rick Gomez
	Name:	Rick Gomez
	Title:	Vice President

Signature Page 3 of 3 to
First Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of April 23, 2010. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

MCQUEEN INTERNATIONAL INCORPORATED			SYKES E-COMMERCE, INCORPORATED

By:	/s/ James T. Holder		By:	/s/ W. Michael Kipphut

	Name:	James T. Holder		Name:	W. Michael Kipphut
	Title:	President & Secretary		Title:	President

SYKES LP HOLDINGS, LLC			SYKES ACQUISITION, LLC

By:	/s/ James T. Holder		By:	/s/ W. Michael Kipphut

	Name:	James T. Holder		Name:	W. Michael Kipphut
	Title:	President & Secretary		Title:	President

SYKES ENTERPRISES – SOUTH AFRICA, INC.			SYKES GLOBAL HOLDINGS, LLC

By:	/s/ James T. Holder		By:	/s/ W. Michael Kipphut

	Name:	James T. Holder		Name:	W. Michael Kipphut
	Title:	President & Secretary		Title:	President
Signature Page 1 of 2 to
Acknowledgment and Agreement

     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

SYKES REALTY, INC.			ICT INTERNATIONAL, INC.

By:	/s/ James T. Holder		By:	/s/ W. Michael Kipphut

	Name:	James T. Holder		Name:	W. Michael Kipphut
	Title:	President		Title:	VP & CFO

ICT ENTERPRISES, INC.			ICT ACCOUNTS RECEIVABLE MANAGEMENT, INC.

By:	/s/ James T. Holder		By:	/s/ Troy Leon Belden

	Name:	James T. Holder		Name:	Troy Leon Belden
	Title:	President		Title:	President

ICT RESOURCES, INC.

By:	/s/ James T. Holder

	Name:	James T. Holder
	Title:	President
Signature Page 2 of 2 to
Acknowledgment and Agreement